                                                                     EXHIBIT G-2


              Total Number of Customers by Strategic Business Unit
                              Month of August, 2001

ENTEX:                                                                 NUMBER OF CUSTOMERS
------                                                                 -------------------
        ----------------------------------------------------------  ----------------------------------
        Total Residential - Texas                                              1,165,722
        ----------------------------------------------------------  ----------------------------------
        Total Residential - Louisiana                                            111,571
        ----------------------------------------------------------  ----------------------------------
        Total Residential - Mississippi                                          105,049
                                                                                 -------
        ----------------------------------------------------------  ----------------------------------
        GRAND TOTAL:                                                           1,382,342
                                                                               =========
        ----------------------------------------------------------  ----------------------------------


ARKLA:

        ----------------------------------------------------------  ----------------------------------
        Total Residential - Arkansas                                             374,259
        ----------------------------------------------------------  ----------------------------------
        Total Residential - Texas                                                 36,916
        ----------------------------------------------------------  ----------------------------------
        Total Residential - Louisiana                                            118,570
        ----------------------------------------------------------  ----------------------------------
        Total Residential - Oklahoma                                              94,132
                                                                                  ------
        ----------------------------------------------------------  ----------------------------------
        GRAND TOTAL:                                                             623,877
                                                                                 =======
        ----------------------------------------------------------  ----------------------------------


MINNEGASCO:

        Total Residential - Minnesota                                            642,014
                                                                                 -------
        ----------------------------------------------------------  ----------------------------------
        GRAND TOTAL:                                                             642,014
                                                                                 =======
        ----------------------------------------------------------  ----------------------------------